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                                                                    EXHIBIT 23.1




                                ACCOUNTANT'S CONSENT


The Board of Directors
SouthFirst Bancshares, Inc.


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.


                                             /s/ KPMG Peat Marwick LLP


Birmingham, Alabama
September 26, 1997